Exhibit 10.9

                          IRREVOCABLE LETTER OF CREDIT

LETTER OF CREDIT NO. S277072                                 DATE: JULY 30, 2001

BENEFICIARY                                         APPLICANT
NATIONAL UNION FIRE INSURANCE                       RENT-A-WRECK OF AMERICA
CO. OF PITTSBURGH, PA  AND OR                       CONSOLIDATED AMERICAN RENT
AMERICAN HOME ASSURANCE COMPANY AND OR              INSURANCE COMPANY, LTD.
THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA  10324 SOUTH DOLFIELD ROAD
AND OR                                              OWINGS MILLS, MARYLAND 21117
COMMERCE AND INDUSTRY INSURANCE COMPANY  AND OR
AIU INSURANCE COMPANY AND OR
BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA AND OR
ILLINOIS NATIONAL INSURANCE COMPANY AND OR
AMERICAN INTERNATIONAL SOUTH INSURANCE COMPANY AND OR
NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA  AND OR
AMERICAN INTERNATIONAL PACIFIC INSURANCE COMPANY AND OR
GRANITE STATE INSURANCE COMPANY  AND OR
NEW HAMPSHIRE INSURANCE COMPANY AND OR
LANDMARK INSURANCE COMPANY,

AND ANY OTHER AFFILIATE OF ANY OF THESE, AS THEIR INTEREST MAY APPEAR
P.O. BOX 923
WALL STREET
NEW YORK, NY 10268
ATTN: MR. ART STILLWELL

L/C EXPIRATION DATE MARCH 31, 2002

L/C AMOUNT UP TO
     $1,000,000.00
US DOLLARS

AMOUNT IN WORDS
US DOLLARS ONE MILLION AND 00/100

WE HEREBY ISSUE THIS LETTER OF CREDIT IN YOUR, THE BENEFICIARY'S, FAVOR WHICH IS AVAILABLE AGAINST YOUR DRAFTS AT SIGHT DRAWN ON THE NORTHERN TRUST COMPANY,

LETTER OF CREDIT NO. S277072                                         PAGE NO. 02

CHICAGO, ILLINOIS, BEARING THE NUMBER AND THE DATE OF THIS CREDIT AND THE NAME OF OUR BANK.

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                        --------------------------------

THE TERM "BENEFICIARY" INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.

THE ORIGINAL OF THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWING BEING SUBMITTED. IT WILL BE SUBSEQUENTLY ENDORSED BY US AND RETURNED TO THE BENEFICIARY.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, CONDITION OR QUALIFICATION. THE OBLIGATION OF THE NORTHERN TRUST COMPANY UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF THE NORTHERN TRUST COMPANY AND IS NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A PERIOD OF ONE YEAR FROM THE PRESENT EXPIRATION DATE OR ANY FUTURE EXPIRATION DATE HEREOF, UNLESS AT LEAST 30 DAYS PRIOR TO THE EXPIRATION DATE WE MAIL YOU OUR NOTICE, BY REGISTERED OR CERTIFIED MAIL, INFORMING YOU THAT THE LETTER OF CREDIT WILL NO LONGER BE AUTOMATICALLY RENEWED BEYOND THE THEN EXPIRATION DATE.

UPON RECEIPT OF SUCH NOTICE YOU MAY DRAW ON US, HEREUNDER WITHIN THE THEN CURRENT EXPIRATION DATE OF THE CREDIT.

WE HEREBY ENGAGE WITH YOU THAT DRAFTS DRAWN PRESENTED UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT THAT THE SAME WILL BE DULY HONORED IF PRESENTED AT OUR OFFICE AT:

     801 SOUTH CANAL STREET
     CHICAGO, ILLINOIS  60607
     ATTN: LETTERS OF CREDIT DEPT  C-4N

ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT OR ANY AUTOMATICALLY RENEWED BEYOND THE THEN EXPIRATION DATE.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS THE STATE OF NEW YORK, AND THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION 500) AND, IN THE EVENT OF ANY CONFLICT THE LAWS OF THE STATE OF NEW YORK WILL CONTROL.

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                        AUTHORIZED SIGNATURE (S)